Income taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Income taxes

7. Income taxes

	2025	2024	2023
	€	€	€
Current income tax expense	(1,087,278)	(1,033,115)	(473,623)
Deferred tax (charge)	(900,623)	(791,909)	(575,182)
Income tax (expense)	(1,987,901)	(1,825,024)	(1,048,805)

The current tax expenses for the years ended December 31, 2025, 2024 and 2023 relates to the Company's U.S. and Dutch subsidiaries as the result of a cost-plus agreement between the U.S. and Dutch entities and the Group's principal entity in Switzerland. For the year ended December 31, 2025, a tax benefit of €1.4 million is additionally directly recognized in equity (2024: €0.9 million; 2023: €0.7 million).

Reconciliation of income tax benefit / (expense) at statutory tax rate and the income tax benefit / (expense) as reported in the consolidated statement of profit or loss and other comprehensive income is as follows:

	2025	2024	2023
	€	€	€
Loss before income tax	(173,711,496)	(132,396,503)	(99,826,263)
Income tax at statutory income tax rate in the Netherlands (2025, 2024 and 2023: 25.8%)	44,817,566	34,158,298	25,755,176
Effect of tax rates in other countries	(24,993,816)	(17,611,881)	(14,334,369)
Recognition (derecognition) of previously unrecognized (recognized) deferred tax assets	270,882	762,594	(58,506)
Current period losses for which no deferred tax asset has been recognized	(22,244,353)	(17,950,456)	(14,771,877)
Nondeductible expenses	(891,058)	(1,085,015)	(458,482)
Prior period adjustments	1,052,878	(98,564)	2,819,253
Income tax (expense)	(1,987,901)	(1,825,024)	(1,048,805)

The effective tax rate for 2025 is (1.1%) (2024: (1.4)%; 2023: (1.1)%).

Pharvaris N.V. is the head of the fiscal unity including Pharvaris Netherlands B.V. and Pharvaris Holdings B.V.

The differences in the overseas tax rates are due to the higher tax rate in the USA and the lower tax rate in Switzerland compared to the statutory income tax rate in the Netherlands.

The Current period losses for which no deferred tax asset has been recognized consists of the unrecognized tax effect of losses incurred in Switzerland.

Following discussions with the Dutch tax authorities in November 2022, the Company concluded that foreign exchange results should be allocated to the principal Company in Switzerland. As a result, the current losses for Switzerland are partly offset by the allocated foreign exchange results. The Company did not recognize the tax benefit of the losses incurred in previous years for Switzerland.

The Group has tax loss carry-forwards as of December 31, 2025 of approximately €643.0 million (2024: €449.8 million; 2023: €325.0 million;), that are available for offsetting against future taxable profits of the Companies in which the losses arose. A new Dutch tax law came into effect on January 1, 2022. Under the new tax law, profits in a given year can be offset against tax loss carry forwards for an unlimited period of time. The amount of the offset will be limited to 50% of taxable income (in excess of €1.0 million). Under Swiss law, losses can be offset against future income or capital gains for seven years.

Tax loss carry-forwards incurred in current and prior years will expire as follows:

	Switzerland	Netherlands	Tax losses
Year	€	€	€
2027	103,161,581	—	103,161,581
2028	74,599,050	—	74,599,050
2029	108,339,820	—	108,339,820
2030	323,032,344	—	323,032,344
Unlimited	—	33,892,029	33,892,029
Total carry-forward losses	609,132,795	33,892,029	643,024,824

Deferred taxes

Deferred taxes have been recognized to the extent that management concludes that there is sufficient probability as per IAS 12 that there will be future taxable profits available in the foreseeable future against which the unused tax losses and deductible temporary differences can be utilized. The net deferred tax asset balance at December 31, 2025, includes €0.9 million of deductible temporary differences that have been recognized as deferred tax asset and relates to personnel bonus accruals that are expected to reverse within 12 months after the balance sheet date.

Deferred tax assets relating to losses carried forward have not been recognized, and deferred tax assets on deductible temporary differences in excess of deferred tax liabilities on taxable temporary differences have not been recognized in the consolidated statement of profit and loss and other comprehensive income for the Dutch fiscal unity.

As a result thereof Deferred taxes have been recognized to the extent that management concludes that there is sufficient probability as per IAS 12 that there will be future taxable profits available in the foreseeable future against which the unused tax losses can be utilized.

Movements in deferred tax balances

	R&D	Fixed	Non-current provisions
	expenses	assets	and liabilities	Total
Deferred tax assets	€	€	€	€
At January 1, 2025	1,901,513	—	626,838	2,528,351
(Charged)/credited
- Profit or (loss)	46,119	—	483,602	529,721
- Currency translation differences	—	—	(90,558)	(90,558)
At December 31, 2025	1,947,632	—	1,019,882	2,967,514
Deferred tax liability
At January 1, 2025	—	(152,491)	(1,901,513)	(2,054,004)
(Charged)/credited
- Profit or (loss)	—	2,388	(46,120)	(43,732)
- Currency translation differences	—	17,574	—	17,574
At December 31, 2025	—	(132,529)	(1,947,633)	(2,080,162)
Net deferred tax assets at December 31, 2025				887,352
	R&D	Fixed	Non-current provisions
	expenses	assets	and liabilities	Total
Deferred tax assets	€	€	€	€
At January 1, 2024	1,754,773	—	400,200	2,154,973
(Charged)/credited
- Profit	146,740	—	193,381	340,121
- Currency translation differences	—	—	33,257	33,257
At December 31, 2024	1,901,513	—	626,838	2,528,351
Deferred tax liability
At January 1, 2024	—	(12,671)	(1,754,773)	(1,767,444)
(Charged)/credited
- Loss	—	(133,628)	(146,740)	(280,368)
- Currency translation differences	—	(6,192)	—	(6,192)
At December 31, 2024	—	(152,491)	(1,901,513)	(2,054,004)
Net deferred tax assets at December 31, 2024				474,347

The total unrecognized deferred tax assets from temporary differences amounts to €9.2 million as at December 31, 2025 (2024: €10.4 million, 2023: €11.0 million).